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                                    FORM 8-A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
          FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
           SECTION 12(b) or (g) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Internet Financial Services Inc.
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             (Exact name of registrant as specified in its charter)
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
Delaware                                                                                        13-3911867
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(State of incorporation of organization)                                   (I.R.S.) Employer Identification No.)

40 Wall Street, New York, New York                                                                    10005
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(Address of principal executive offices)                                                          (Zip Code)
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        Securities to be registered pursuant to Section 12(b) of the Act:

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
                                                                           Name of each exchange on which each
Title of each class to be so registered                                    class is to be registered


Common Stock, $.001 par value                                              Boston Stock Exchange
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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box.[X]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

              Securities Act registration statement file number to
                       which this form relates: 333-71783

        Securities to be registered pursuant to Section 12(g) of the Act:

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                                (Title of Class)


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Item 1.           Description of Registrant's Securities to be Registered.


This Registration Statement on Form 8-A covers the Registrant's Common Stock, $.001 par value ("Common Stock") which is described under "DESCRIPTION OF SECURITIES" on pages 41-42 of the Registrant's Form SB-2 Registration Statement (File No. 333-71783) initially filed with the Securities and Exchange Commission on February 4, 1999 (the "Registration Statement") and the information contained therein is incorporated herein by reference.

Item 2.           Exhibits

                  1(a)     Specimen Certificate of Common Stock.*

                  2(a) Restated Certificate of Incorporation of the Registrant and form of amendment thereto.**

                  2(b)     By-Laws of the Registrant.***
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*        To be filed by Amendment.

** Previously filed as Exhibit 3.1 to the Registration Statement and hereby incorporated by reference herein.

*** Previously filed as Exhibit 3.2 to the Registration Statement and hereby incorporated by reference herein.


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           INTERNET FINANCIAL SERVICES INC.
                                           (Registrant)

                                      By:  /s/ Steven Malin
                                           ------------------------------------
                                           Steven Malin
                                           Chairman and Chief Executive Officer

March 22, 1999